Note 8 - Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 27-1560715 001 [Member]
Notes to Financial Statements
EBP, Risk and Uncertainty [Text Block]

Note 8 – Risks and Uncertainties

The Plan invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market, and credit risks. Market risks include global events, which could impact the value of investments, such as pandemics or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect participants’ account balances and the amounts reported in the Statements of Net Assets Available for Benefits and the Statement of Changes in Net Assets Available for Benefits.